UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR 12(g) OF
THE SECURITIES EXCHANGE ACT OF 1934

Red Carpet Entertainment, Inc.
(Exact name of registrant as specified in its charter)
Nevada	01-0670370
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

400 Corporate Pointe, Suite 300, Culver City, California 90230
(Address of principal executive offices) (Zip Code)

(310) 590-4589
(Registrant's Telephone Number, Including Area Code)

Securities to be registered under Section 12(b) of the Act:
Title of Each Class:	Name of Each Exchange on which Registered:
None	N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-139696

Securities to be registered under Section 12(g) of the Act:
Common Stock, $.001 par value per share (Title of Class)

Item 1. Description of Registrant’s Securities to be Registered.

For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading “Description of Capital Stock” in the Registrant’s Registration Statement on Form SB-2, as amended (File No. 333-139696), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2. Exhibits

3.1	Articles of Incorporation (incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on December 28, 2006).

3.2	Bylaws (incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on December 28, 2006).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Red Carpet Entertainment, Inc. (Registrant)

Date: February 6, 2007	By:	/s/ Chris Johnson
Name: Chris Johnson
Title: President, Secretary, Director

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